FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

SETTLEMENT PERIOD: APR-98         PAYMENT DATE:  5/15/98
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $   11,000,000

For the Settlement Period:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  253,190,181     $   887.58
Defaulted Amount for the Settlement Period ................................            100,000           0.35
Recoveries for the Settlement Period ......................................              9,319           0.03

Certificate/Fee Distribution on: 5/15/98

     Interest on the Series C Certificates ................................     $   674,578.13     $     2.36
     Interest on the Series D - Class A Certificates ......................         490,520.83           1.72
     Interest on the Subordinated Series 1995-1 Certificates ..............         165,156.25           0.58
     Interest on the Series D - Class B Certificates ......................          49,434.90           0.17
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         558,424.73           1.96
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 1,938,114.84     $     6.79
                                                                                ==============     ==========
VFC activity for the April 1998 Settlement Period:
     Beginning principal of the Variable Funding Certificate ..............     $28,000,000.00
     Principal from the Variable Funding Certificateholder ................      16,000,000.00
     Principal to the Variable Funding Certificateholder ..................     (33,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $11,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $   109,798.60     $     0.38
     Liquidity Fees for the Settlement Period for the VFC .................          16,842.05           0.06
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $   126,640.65     $     0.44
                                                                                ==============     ==========
As of the end of the April 1998 Settlement Period:
Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $    2,580,247
Aggregate Subordinated Transferor Amount ..................................     $   37,067,683

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    2,466,000
Excess Funding Account balance ............................................     $   16,100,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending May 14th.
  -   The Series C Certificate Rate was 5.99625% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.88625% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 6.60625% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 6.40625% for this Interest Accrual Period.